Exhibit 99.1

Enercom 2015: The Oil and Gas Conference August 19 Wilmington Field, California Atlantic Rim, Wyoming Tunkhannock, Pennsylvania Ensuring Stability, Growing Shareholder Value

Forward-Looking Statements Forward-Looking Statements. This presentation includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Certain statements in this presentation are forward-looking and are based upon the current belief of Warren Resources, Inc. (“Warren") as to the outcome and timing of future events. All statements, other than statements of historical facts, that address activities that Warren plans, expects, believes, projects, estimates or anticipates will, should or may occur in the future, including future production of oil and gas, future capital expenditures and drilling of wells and future financial or operating results are forward-looking statements. No assurance can be given that any of such plans, expectations, estimates or projections will prove to have been correct, and the same can be affected by inaccurate assumptions or by known or unknown risks or uncertainties. Important factors that could cause actual results or other expectations expressed in this presentation to differ materially from those in the forward-looking statements herein include, but are not limited to: commodity price volatility; domestic and worldwide economic conditions; potential adverse changes in general economic conditions, including performance of financial markets, interest rates and unemployment rates; unsuccessful drilling or operating activities; the inability to develop our reserves through exploration and development activities; potential impact of environmental and other governmental regulation, including delays in obtaining governmental and other permits and approvals, and impacts on competing energy sources as well as on natural gas; possible legislative or regulatory changes, including severance or production tax regimes, hydraulic-fracturing regulation, additional drilling and permitting regulations, oil and natural gas derivatives reform, changes in state, federal and foreign income taxes, environmental regulation (including with respect to climate change and greenhouse gas emissions), environmental risks and liability under federal, state, foreign and local environmental and other laws and regulations; the failure to obtain sufficient capital resources to fund our operations; our ability to repay our debt; the extent to which natural gas markets in the United States become integrated with global natural gas markets through the approval and development of infrastructure supporting the export of liquefied and other natural gas; a decline in oil or natural gas production; changes in the localized and global supply and demand fundamentals of natural gas and oil and transportation availability; incorrect estimates of reserve quantities, operating costs and capital expenditures; increases in the cost of drilling, completion and gas gathering or other costs of production and operations; hazardous and risky drilling operations; and an inability to grow. Should one or more of these risks or uncertainties occur, or should underlying assumptions prove incorrect, Warren's actual results and plans could differ materially from those expressed in the forward-looking statements. Given these risks and uncertainties, you are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date of this presentation or as of the report document in which they are contained. Absent legal requirement, we assume no duty to update these statements as of any future date. Further information on risks and uncertainties that may affect Warren’s operations and financial performance, and the forward-looking statements made herein, is available in the Company’s filings with the Securities and Exchange Commission (www.sec.gov), including its Annual Report on Form 10-K under the headings “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and in other public filings and press releases. Reserves. The SEC permits oil and gas companies, in their filings with the SEC, to disclose only proved, probable and possible reserves that meet the SEC's definitions of such terms. Warren discloses only estimated proved reserves in its filings with the SEC. Warren's estimated proved reserves as of December 31, 2014 contained in this presentation were prepared by Netherland, Sewell & Associates, Inc., a nationally recognized engineering firm, and comply with definitions promulgated by the SEC. Additional information on Warren’s estimated proved reserves is contained in Warren's Annual Report on Form 10-K. In this presentation, Warren may also use internal estimates of “resource potential”, “prospective or potential resources” or “recoverable resource” or other descriptions of volumes of resources potentially recoverable through additional exploratory drilling or recovery techniques, which volumes the SEC's guidelines strictly prohibit Warren from including in filings with the SEC. These estimates, as well as estimates of probable and possible reserves, are by their nature more speculative than estimates of proved reserves and accordingly are subject to substantially greater risk of being actually realized by Warren. Prospective resources refers to Warren's internal estimates of hydrocarbon quantities that may be potentially discovered through exploratory drilling or recovered with additional drilling or recovery techniques. Prospective resources does not constitute reserves within the meaning of the Society of Petroleum Engineer's Petroleum Resource Management System. Actual quantities that may be ultimately recovered from Warren's interests might differ substantially. Factors affecting ultimate recovery include the scope of Warren’s ongoing drilling program, which will be directly affected by the availability of capital, drilling and production costs, availability of drilling services and equipment, drilling results, lease expirations, transportation constraints, regulatory approvals, changes in law and other factors; and actual drilling results, including geological and mechanical factors affecting recovery rates. Estimates of prospective resources may change significantly as development of our resource plays provides additional data. Non-GAAP Information. Please refer to the Appendix to find disclosure and a reconciliation of any non-GAAP financial measures contained in this presentation. Investing in the Future of Energy NASDAQ (WRES) 2

Warren's Core Assets

Area	Net Acreage	1H15 Net Production	Proved Reserves as of 12/31/14
Appalachian Basin	5,289	60.2 MMcf/d	212 Bcf
Los Angeles Basin	2,460	2,828 Bbls/d	16.8 MMBbls
Washakie Basin	73,355	14.6 Mmcf/d	115 BCF
Total	**81,104**	**92 Mmcfe/d**	**428.1 Bcfe**


WRES 1H15 Production Ratio
18%
82%
Natural Gas
Oil


Dry-gas plays
Oil plays

Los Angeles Basin

- Wilmington Field in the Los Angeles Basin
  - 3rd Largest oilfield in the U.S.
  - Waterflood oil recovery allows for high recovery factors of the estimated 796.5 MMBbls original in place volume
- 100% HBP
- 140 additional drilling locations have been identified.

Washakie Basin

- Large contiguous block of acreage with rights to all formations below the Mesaverde.
- Deep formations include: Browning, Shannon, Niobrara, Frontier, Dakota, Phosphoria, and Tensleep.
- Operators are currently testing various deep formations offsetting WRES acreage position.

Appalachian Basin

- "Core-of-the-core" Marcellus
- 100% HBP
- Identified locations:
  - 26 additional locations in the Lower Marcellus
  - 48 additional locations in the Upper Marcellus
- Currently flow testing to sales two Upper Marcellus locations.

Investing in the Future of Energy NASDAQ (WRES) 3

Warren RESOURCES

A Focused Business Strategy Right-size Capital Spending $21 MM front end loaded capex budget for 2015 tracks cash flow Optimize Operating Metrics and Asset Intensity Reduced LOE and G&A per Mcfe by 22% and 18% respectively over past two quarters Days to drill in Marcellus reduced 15% based on the latest two wells Increase hedge position into 2016 Over 50% of natural gas PDP hedged thru Q1 2016, 25% hedged for the remainder of 2016 Over 50% of oil PDP hedged thru Q1 2016, 25% hedged for the remainder of the 2016 Increase Liquidity GSO/Franklin Square Transaction (May 2015) Pending Wyoming $47 MM CBM sale (announced in June 2015) Position for Commodity Price Recovery Capital allocation aligned with highest NPV creation per dollar spent Focus on accretive growth opportunities in our core operating areas Investing in the Future of Energy NASDAQ (WRES) 4

Recent Major Milestones: Reinforcing Financial Stability May 2015 GSO/Franklin Square Financing Replaced existing bank facility and added $202 MM of new money Retired $22 MM of unsecured debt $30 MM delayed draw feature Flexibility to pay down and redraw a portion of proceeds from closing of pending Wyoming sale Strategic alignment with GSO: provides a platform to pursue growth opportunities Pending Wyoming CBM Sale $47 MM in total consideration ($42 MM of cash at closing and $5 MM sellers note for midstream assets) Warren retains a 70% interest in the deep rights located below the Mesaverde formation Approximately 68,700 gross acres (39,000 net acres, post transaction) Aligns with strategic goal to retain assets with high growth potential Benefits De-levering: Reduces net debt by $42 MM Liquidity: Increases proforma available liquidity to $63 MM post transaction Investing in the Future of Energy NASDAQ (WRES) 5

Pro Forma Capitalization As of June 30, 2015 Pro Forma Adjustment (upon WY sale closing) Pro Forma Long Term Debt ($MM) ($MM) ($MM) Credit Facility(1) $172.5 ($42)(1)(2) $130.5 Exchange 1st Lien $47.2 -- $47.2 Unsecured High Yield $230.4 -- $230.4 Total Debt $451.7 ($42) $409.7 Cash $16 -- $16 Delayed Draw Availability $30 $17(2) $47 Liquidity $46 $17(2) $63 $25 million of WY sale proceeds will be used to permanently pay down 1st Lien Credit Facility Excludes $5 million in seller-provided financing Represents portion of pending WY sales proceeds that may be redrawn Investing in the Future of Energy NASDAQ (WRES) 6

2015 Guidance1 2015 Capex Budget 2015 Production Guidance 1 No adjustment made for pending Wyoming CBM sale 2 1.4 bcf of gas was curtailed during 1Q Investing in the Future of Energy NASDAQ (WRES) 7 Full Year ending December 31, 2015 Oil (MBbl) 900 – 1,000 Gas (MMcf)2 28,000 – 30,000 Total - Gas Equivalent (Mmcfe) 33,400 – 36,000 Natural Gas comprises 84% of WRES forecasted 2015 production mix 8 13 0 5 10 15 CALIFORNIA PENNSYLVANIA $21 Million $ in MM

Second Quarter Accomplishments Per Mcfe LOE and G&A down 22% and 18%, respectively, over the past two quarters Achieved production at top end of guidance with Marcellus and CA business units outperforming projections Conducted completion operations on two upper Marcellus wells that are currently flowing to sales Announced non exclusive PSA to sell Wyoming CBM assets for $47 million while retaining majority of deep rights Sold $4.1 MM of non core surface rights in California Increased hedge book for both oil and gas into 2016 Investing in the Future of Energy NASDAQ (WRES) 8

Financial Hedges Natural Gas Hedges(1) Oil Hedges(1) Open hedges as of 8/04/15. Price forecast as of 8/14/2015. Investing in the Future of Energy NASDAQ (WRES) 9 $51.87 $52.99 $52.99 $51.67 $50.00 $50.00 $53.73 $66.49 $67.27 $70.90 $71.50 $71.50 $47.55 $44.11 $46.90 $49.12 $50.63 $52.02 $- $10.00 $20.00 $30.00 $40.00 $50.00 $60.00 $70.00 $80.00 0 500 1,000 1,500 2,000 2,500 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 Bbls/day Hedge Volume Average Weighted Floor Oil Price Average Weighted Ceiling Price WTI Strip (2) $3.13 $3.13 $3.15 $3.16 $3.16 $3.16 $2.82 $2.94 $3.17 $2.98 $3.03 $3.17 $- $1.00 $2.00 $3.00 $4.00 0 10,000 20,000 30,000 40,000 50,000 60,000 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 Mfc/day Hedge Volume Average Weighted Gas Price NYMEX Strip (2)

Sales Agreements - Marcellus Investing in the Future of Energy NASDAQ (WRES) 10 NE PA Natural Gas Hedge Realization(1) NE PA Basis Differential Hedges(1) Open hedges as of 8/04/15. 0 10,000 20,000 30,000 40,000 50,000 60,000 Physicals Sales Agreement, NYMEX - $1.65/Mmbtu: 30,000 Mmbtu/day P&G Contract, NYMEX - $1.10/Mmbtu: 24,400 Mmbtu/d $(1.41) $(1.26) $(1.10) $(1.10) $1.72 $1.87 $2.05 $2.06 $(2.00) $(1.50) $(1.00) $(0.50) $- $0.50 $1.00 $1.50 $2.00 $2.50 0 10,000 20,000 30,000 40,000 50,000 60,000 3Q15 4Q15 1Q16 2Q16 Mcf/day Hedged Volume Weighted Differential Hedged Realized Price

Marcellus Operations Investing in the Future of Energy NASDAQ (WRES) 11

Operational Update and Efficiency Improvements Days vs. Depth Continually capturing operational efficiencies while remaining focused on additional tangible improvements to increase productivity 2015 Capex: $13 million Drilling Recap Two high quality locations drilled to test Upper Marcellus 5% under budget for drilling two Upper Marcellus wells Reduced drilling days by 15% during drilling program Targeting 15% reduction in capex for future locations Completion Recap Completed the two Upper Marcellus locations July 2015 Under budget by 10% Key Points Marcellus Drilling Performance Investing in the Future of Energy NASDAQ (WRES) 12 0 2,000 4,000 6,000 8,000 10,000 12,000 14,000 0 5 10 15 20 25 30 35 Depth (ft) Drilling Days Rig 24 (2009) Rig 61 (2010-2012) Rig 252 (2013) Rig 528 (2013-2014) Rig 284 (2015 & Upper Marcellus) Rig 42 (2014) [CHK]

Field Infrastructure and Marketing Operational infrastructure system in place to support full field development including Upper Marcellus development Ample takeaway capacity of 285,000 gross MMBtu/d on entire position UGI’s Auburn I and Auburn II pipelines gives ability for Bi-directional flow to two interstate pipelines Provides flexibility to access the market with the most favorable pricing on a daily basis Volumes can be delivered north to Tennessee or south to Transco 165,000 gross MMBtu/d firm transportation agreement with UGI Pipeline and Gathering System Map Key Points Initiatives expected to limit and reduce impact of N.E. PA differentials: Executed one year supply contract with P&G to provide gas to their Mehoopany, PA plant through June 2016 with gas volumes up to 45 gross Mmbtu/day Additional physical sales agreements under review Investing in the Future of Energy NASDAQ (WRES) 13

Multiple Upside Opportunities in the Marcellus Increase EURs booked in proved reserves by proving-up greater recovery factor of OGIP Current production supporting 3P recovery factor Prove Upper Marcellus potential with two test wells Flowback results validate potential Improvement in natural gas realized prices with improved takeaway from N.E. Penn. Resource Potential Upside(1) 1. Proved, Probable and Possible estimates per YE 2014 NSAI Reserve report as of 12/31/14. Contingent Resource Potential numbers reflect internally generated unrisked estimates Upside Initiatives Investing in the Future of Energy NASDAQ (WRES) 14 212 35 52 200 0 100 200 300 400 500 600 Proved Probable Possible Contingent Bcf Lower Marcellus Potential Upper Marcellus Potential

Proving-up greater recovery factor of OGIP Key Points Marcellus Production Performance Actual production continues to outperform NSAI proved estimates Decline from production shallower than 3P estimates with continued performance expected to be in line with the 3P estimates Recently completed lower Marcellus wells tested at 3P rates, 30 Mmcf/day combined rate, based on NSAI YE 2014 reserve report Two recently tested Upper Marcellus locations not included in production guidance for 2015 Continued data collection and analysis to covert 2P & 3P reserves to 1P for YE 2015 reserve report Investing in the Future of Energy NASDAQ (WRES) 15 - 10,000 20,000 30,000 40,000 50,000 60,000 70,000 4Q 2014 1Q 2015 2Q 2015 Curtailed Volume, Mcf/day 15,000 Net Sales, Mcf/day 64,400 51,500 69,700 NSAI 3P Rates, Mcf/day 50,709 65,751 65,404 Mcf/day

Upper Marcellus Results Both locations have been flowing back for 2+ weeks Combined rate of 17,500 Mcf/day flowing to sales ~3% of completion fluid recovered Expect to see continued cleanup and improvement in the performance of the wells Pads and infrastructure in place to support full development Lower Marcellus wells observed during completion with no indications of communication 48 potential Upper Marcellus location identified Upper Marcellus GIP Map and Locations Key Points Investing in the Future of Energy NASDAQ (WRES) 16

Northeast Takeaway Expansion Projects Source: FERC and Bentek Investing in the Future of Energy NASDAQ (WRES) 17 6 7 8 9 10 11 12 13 14 15 Jan-15 Jan-16 Jan-17 Jan-18 Jan-19 Jan-20 Bcf/day Existing capacity Niagara Expansion TCO East Side Leidy Southeast Constitution Pipeline DTI/IRQ NIMO AGT-AIM Northern Access Atlantic Sunrise Penn East AGT Atlantic Bridge TGP NE Energy Direct NE and Central PA Dry Production

California Operations Investing in the Future of Energy NASDAQ (WRES) 18

Wilmington Field Overview

Key Points

- Operated by Warren
- 2,476 gross, 2,460 net acres
- Average net daily production (2Q 2015): 2,747 Bbls/day
- Proved Reserves[1]: 16.8 MMBbls
- Horizontal / sinusoidal development to drill "highly targeted wells" in 5 stacked pay zones
- Use modern technology to maximize recovery
  - 27% of Warren's 750 MMBbl OOIP produced since 1930's
  - 35%+ OOIP recovery potential based on field performance



Salt Lake
Beverly Hills
Los Angeles
Chevice Hills
Montebello
Englewood
Bandin
Brea-Olenda
Sante Fe Springs
Playa Del Rey
Yorba Linda
Rosecrans
El Segundo
West Coyote
East Coyote
Krawe
Dominguez
Olive
CA
WILMINGTON
Richfield
Long Beach
Seal Beach
L.A. Basin
Huntington Beach
North Wilmington Unit
Wilmington Townlot Unit

1. YE 2014 NSAI Reserve report as of 12/31/14.

Investing in the Future of Energy NASDAQ (WRES) 19

Warren RESOURCES

Wilmington Field Development Team has been very successful in capturing efficiency gains during development and is keenly focused on decreasing production costs for 2015 and beyond: Targeting Operating Expense Reduction of $5 MM to $6 MM from 2014 to 2015 and 20% reduction in supplier service costs Company owned drilling rig allows Warren to return to drilling and respond to pricing improvement quickly Warren has 140+ drilling, workover and recompletion opportunities with significant probable, possible and contingent resource potential Key Points Days vs. Depth – WTU Ranger Days vs. Depth – NWU Ranger Wilmington Drilling Performance Investing in the Future of Energy NASDAQ (WRES) 20 0 1000 2000 3000 4000 5000 6000 7000 8000 0 2 4 6 8 10 12 14 16 18 20 Depth, Ft Days 2014 NWU Ranger Producer 2013 NWU Ranger Producer 2008 NWU Ranger Producer 0 1000 2000 3000 4000 5000 6000 7000 8000 9000 0 2 4 6 8 10 12 14 16 Depth, Ft Days 2014 WTU Ranger Production Wells 2013 WTU Ranger Production Wells 2012 WTU Ranger Production Wells

Wyoming Assets Investing in the Future of Energy NASDAQ (WRES) 21

Wyoming Deep Potential: Producing Zones Following the pending sale of the Wyoming CBM asset Warren will retain 70% of pre-existing deep rights ~39,000 net acres in the Atlantic Rim area potentially prospective for oil bearing formations including: Sussex (oil) Shannon (oil) Niobrara (oil) Frontier (gas) Dakota (gas) Niobrara interval at depths between 6,000-8,000 ft. across trend Analogous to DJ and Powder River Basins Conducting geological analysis of potential of deeper zones Considering JV with strategic partners to develop the deep zones of interest Closely monitoring progress of five nearby deep well permits and the GRMR/Entek drilling program Atlantic Rim Zones Sierra Madre Field 1,475,000 bbls oil & 4.6 Bcf Deep Creek Phosphoria/Tensleep Niobrara Shannon Frontier Fort Union Browning Warren Deep Rights Deep Creek Field 150,000 bbls oil & 2.5 Bcf GRMR/ENTEK Battle Mountain AMI Browning Field 450,000 bbls oil & 5.1 Bcf GRMR Cobb 12-7 Drilled NBRA Permit GRMR State 15-8 Permitted Savery Field 5.3 Bcf GRMR McKee 5-16-1H Permitted Investing in the Future of Energy NASDAQ (WRES) 22

Financial Overview Investing in the Future of Energy NASDAQ (WRES) 23

Historical Financial Results Investing in the Future of Energy NASDAQ (WRES) 24 1 See reconciliation to US GAAP in Appendix 2 TTM thru June 30, 2015 0 20 40 60 80 2009 2010 2011 2012 2013 2014 TTM Chart Title Oil Production (Mmcfe/d) Gas Production (Mmcfe/d) 28.7 90.2 33.3 35.2 62.5 26.3 28.7 Production (MMcfe/d) (2) $5 $27 $67 $61 $73 $108 $81 $- $30.0 $60.0 $90.0 $120.0 2009 2010 2011 2012 2013 2014 TTM Capital Expenditures ($MM) (2) $13 $46 $55 $66 $78 $90 $89 $- $30.0 $60.0 $90.0 $120.0 2009 2010 2011 2012 2013 2014 TTM EBITDA ($MM) (1)(2) $- $40.0 $80.0 $120.0 $160.0 2009 2010 2011 2012 2013 2014 TTM $63 $88 $103 $122 $129 $150 $134 Revenue ($MM) (2)

Why Invest in Warren Resources, Inc High Quality Assets Low decline water flood oil production with best in class lifting expense, ~$20/Bbl Core of the core Marcellus Shale position Moderate decline profile outperforming 3P projections One of the lowest cost operators for the Marcellus, $0.87/Mcf High impact wells with multiple years of drilling inventory with the addition of the Upper Marcellus locations Improving price environment Improved balance sheet Ongoing debt reduction initiatives in progress Increasing liquidity position Ensures company liquidity beyond 2016 and provides capital for growth initiatives Committed to running the business within cashflow Adjusted 2015 CAPEX program to match projected cashflow Implemented successful cost savings measures to reduce G&A and operating expenses across the company Aligning company with high growth assets Retaining a 70% interest in Wyoming pending the CBM asset sale Reviewing additional growth opportunities in our core operating areas Key Points Investing in the Future of Energy NASDAQ (WRES) 25

Appendix Investing in the Future of Energy NASDAQ (WRES) 26

Proved Reserves: YE 2014 Asset Summary Natural Gas Reserves Estimated Proved Reserves Composition Oil Reserves By Category Commodity Mix Estimated Proved Reserves of 428 Bcfe 76% gas, 60% proved developed (PDP/PDNP) Source: Warren reserve report as of 12/31/14. 203.3 124.1 - 125 250 375 500 Gas PDP/PDNP Gas PUD Bcf 8.5 8.2 - 5 10 15 20 Oil PDP/PDNP Oil PUD MMBbl PDP 48% PDNP 12% PUD 40% Oil 24% Gas 76% Investing in the Future of Energy NASDAQ (WRES) 27

2014 Reserve Summary Change in Proved Reserves (SEC pricing) Bcfe Balance at 12-31-13: 202.5 Discoveries & Extensions 26.4 Revisions 17.2 Purchase (Marcellus) 204.8 Production (22.8) Balance at 12-31-14: 428.1 YE 2013 to 12-31-14 Change: 111% Reserve Replacement Ratio (Organic) 191% Net Oil Net Gas Net Total PV-10 Reserve Category (MMBbls) (Bcf) (Bcfe) ($MM) PDP 8 153 204 396 $ PDNP 0 50 51 64 PUD 8 124 173 149 Total Proved 16 327 428 609 $ PROB 4 53 75 77 POSS 4 73 95 97 Total Probable and Possible 8 126 170 174 $ Investing in the Future of Energy NASDAQ (WRES) 28

Non-GAAP Disclosure Warren reports its financial results in accordance with accounting principles generally accepted in the United States of America ("GAAP"). However, management believes certain non-GAAP measures provide useful information for investors as the Company utilizes non-GAAP measures internally to evaluate the performance of its operation and many of those same measures are commonly used by industry analysts to evaluate a company's operations as well as for comparison purposes to industry peers. Adjusted net income, a non-GAAP measure, excludes from the calculation of net income, the impact of unrealized non-cash gains or losses related to the mark to market of hedging contracts as well as other non-recurring items such as severance expense and other extraordinary items. Management views this measure as offering a more accurate picture of our current business operations as unrealized hedging gains and losses are accounting adjustments and have no cash impact on our operations. Additionally, by excluding non-recurring items, adjusted net income enables comparison of the business' ongoing prospects to previous periods. Discretionary cash flow, a non-GAAP measure, excludes the impact of changes in working capital from the calculation of cash flow from operations. Management views this measure as useful because it is widely accepted by the investment community as a means of measuring a company's ability to fund its capital expenditures, while excluding the fluctuations caused by changes in current assets and liabilities. "EBITDA" (earnings before interest expenses, income taxes, depreciation and amortization) is a non-GAAP measure and excludes the impact of working capital growth, capital expenditures, debt principal reductions, and other sources and uses of cash from net income. Management views this measure as useful because it indicates the Company's ability to generate cash flow at a level that can sustain its operations and support its capital investment program. EBITDA is a commonly used measure by the Company and industry peers to evaluate and compare operational performance and plan our capital expenditure programs. EBITDA is not a calculation based on GAAP and in measuring our Company's performance should not be considered as an alternative to net income/(loss), the most directly comparable GAAP financial measure. The PV-10 value represents a non-GAAP measure that differs from the standardized measure of discounted future net cash flows presented in Warren’s Form 10-K, which includes the effect of future income taxes. The standardized measure of discounted future net cash flows represents the present value of future cash flows attributable to our proved oil and natural gas reserves after income tax, discounted at 10%. The PV-10 value represents the present value of future cash flows attributable to our proved oil and gas reserves before income tax, discounted at 10% per annum. We use PV-10 value when assessing the potential return on investment related to our oil and gas properties. Although it is a non-GAAP measure, we believe that the presentation of the PV-10 value is relevant and useful to our investors because it presents the discounted future net cash flows attributable to our proved reserves prior to taking into account future corporate income taxes and our current tax structure. Investing in the Future of Energy NASDAQ (WRES) 29

Non-GAAP Reconciliation: EBITDA Note: Totals may not foot due to rounding differences. Investing in the Future of Energy NASDAQ (WRES) 30 Trailing 12 months ($MM) 2011 2012 2013 2014 6/30/15 Net Income/Loss $21.6 $15.5 $30.4 $24.0 ($182.5) Interest Expense 3.2 3.3 3.0 9.6 20.2 Income Taxes (0.1) - 0.1 (0.0) (0.0) DD&A 30.5 47.2 44.8 56.5 72.0 Impairment 174.9 Acquisition Costs 4.2 EBITDA $55.2 $66.0 $78.3 $90.1 $88.8 EBITDA Reconciliation Year Ended December 31,

PV-10 Reconciliation1 Non-GAAP Reconciliation: Year-end 2014 SEC PV-10 1) PV-10 reconciliation to Standardized for Warren as of year-end 2014 Investing in the Future of Energy NASDAQ (WRES) 31 For the Year Ended December 31, 2014 (in 000s) Proved developed $395,682 Proved developed non-producing $64,377 Proved undeveloped 149,067 PV-10 Value 609,126 Less: future income taxes, discounted at 10% $54,059 Standardized measure of discounted future net cash flows $555,067 Prices Used in Calculating Reserves: Oil (per Bbl) $91.48 Natural Gas (per Mcf) $4.35 For the Year Ended June 30, 2014 (in 000s) Proved developed 182,200 Proved undeveloped 68,200 Midstream Expense (60,500) PV-10 Value 189,900 Less: future income taxes, discounted at 10% $28,705 Standardized measure of discounted future net cash flows $161,195 Prices Used in Calculating Reserves: Oil (per Bbl) N/A Natural Gas (per Mcf) $3.15